Note 13 - Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
13.	INCOME TAXES

Pre-tax income (loss) for the years ended December 31, 2014, 2013 and 2012 consisted of the following (in thousands):

	2014	2013	2012
Domestic operations	$(97,563)	$(2,054)	$29,894
Foreign operations	(58,720)	241,422	300,314
Total	$(156,283)	$239,368	$330,208

The components of the income tax provision for the years ended December 31, 2014, 2013 and 2013 consisted of the following (in thousands):

	2014	2013	2012
Current:
Federal	$--	$(7,525)	$8,495
State	--	11	698
Foreign	27,046	51,962	61,261
Total	$27,046	$44,448	$70,454

Deferred:
Federal	$(6,332)	$6,787	$4,262
State	(1,062)	--	--
Foreign	11,727	4,820	9,550
Total	$4,333	$11,607	$13,812

Total Provision	$31,379	$56,055	$84,266

The provision for taxes differs from an amount computed at U.S. statutory rates as follows for the years ended December 31, 2014, 2013 and 2012 (in thousands):

	2014			2013		2012
Federal tax expense (benefit) at statutory rates	$(54,699)	35.0%		$83,778	35.0%	$115,571	35.0%
Effect of foreign income tax, net	(10,599)	6.8%		(27,051)	(11.3% )	(31,200)	(9.4% )
Goodwill impairment	19,798	(12.7%	)	--	--	--	--
Valuation allowance	51,369	(32.9%	)	--	--	--	--
Tax on future remitted earnings	26,077	(16.7%	)	--	--	--	--
Other nondeductible expenses	--	--		(482)	(0.2% )	(492)	(0.2% )
State tax expense, net of federal benefits	(1,062)	0.7		11	0.0%	698	0.2%
Domestic manufacturing deduction	--	----		(92)	0.0%	(80)	0.0%
Uncertain tax positions adjustments, net	29	0.0%		17	0.0%	17	0.0%
Other, net	466	(0.3%	)	(125)	(0.1% )	(248)	(0.1% )
Net income tax provision	$31,379	(20.1%	)	$56,056	23.4%	$84,266	25.5%

The significant items giving rise to the deferred tax assets and liabilities as of December 31, 2014 and 2013 are as follows (in thousands):

	2014	2013
Deferred tax assets:
Allowance for doubtful accounts	$1,347	$572
Allowance for inventory reserves	12	15
Employee benefits	2,074	667
Deductible goodwill and other intangibles	45,858	6,977
Other reserves	4,329	3,384
Depreciation	--	683
Deferred revenue $1,152	4,491	5,251
Net operating loss $1,152	5,540	---
Other	2,466	834
Deferred tax asset	66,117	18,383
Valuation allowance	(49,523)	---
Deferred tax asset	$16,594	$18,383
Deferred tax liabilities:
Depreciation	$(60,558)	$(78,518)
Intangibles	--	(6,032)
Accrued liabilities	--	(3,161)
Investment	(26,044)	--
Other	--	(2,650)
Deferred tax liability	(86,602)	(90,361)
Net deferred tax liability	$(70,008)	$(71,978)

Reclassifications of our deferred tax balance based on net current items and net non-current items as of December 31, 2014 and 2013 are as follows (in thousands):

	2014	2013

Current deferred tax asset	$4,620	$306
Current deferred tax liability	(21,452)	--
Long-term deferred tax asset	2,324	--
Long-term deferred tax liability	(55,500)	(72,284)
Net deferred tax liability	$(70,008)	$(71,978)

At December 31, 2014, we had approximately $12 million of regular federal tax net operating loss (NOL) carryforwards. The federal NOL carryforwards will expire beginning in 2034. We believe we will produce sufficient future taxable income to utilize existing tax attributes, including the federal NOL carryforwards; therefore, a valuation allowance has not been recorded as of December 31, 2014 for the amount of tax benefits represented by federal NOL carryforwards not otherwise realized by reversing temporary differences.

Appropriate U.S. and foreign income taxes have been provided for earnings of foreign subsidiary companies that are expected to be remitted in the near future. During the fourth quarter of 2014, we reevaluated our intent to indefinitely reinvest earnings of foreign subsidiary companies. Due to our expectations of utilizing our existing and future cash balances to reduce our aggregate debt balances during 2015, we have recognized a deferred tax liability of $25.3 million related to a portion of our undistributed foreign earnings. The cumulative amount of undistributed earnings of foreign subsidiaries that we intend to continue to indefinitely reinvest, and upon which foreign taxes have been accrued or paid but no deferred U.S. income taxes have been provided is $855.3 million at December 31, 2014, the majority of which has been generated in Canada. Upon distribution of these earnings in the form of dividends or otherwise, we may be subject to U.S. income taxes (subject to adjustment for foreign tax credits) and foreign withholding taxes. It is not practical, however, to estimate the amount of taxes that may be payable on the eventual remittance of these earnings after consideration of available foreign tax credits.

We file tax returns in the jurisdictions in which they are required. All of these returns are subject to examination or audit and possible adjustment as a result of assessments by taxing authorities. We believe that we have recorded sufficient tax liabilities and do not expect the resolution of any examination or audit of our tax returns to have a material adverse effect on our operating results, financial condition or liquidity.

Our Canadian federal tax returns subsequent to 2008 are subject to audit by the Canada Revenue Agency. Our Australian subsidiary’s federal tax returns subsequent to 2007 are subject to audit by the Australian Taxation Office.

Realization of our deferred tax assets is dependent upon, among other things, our ability to generate taxable income of the appropriate character in the future. At December 31, 2014, valuation allowances totaling $49.5 million related to deferred tax assets related to capital losses that are not expected to be realized.

The total amount of unrecognized tax benefits as of December 31, 2014 and 2013 was $0.7 million. The unrecognized tax benefits, if recognized, would affect the effective tax rate. We accrue interest and penalties related to unrecognized tax benefits as a component of our provision for income taxes. As of December 31, 2014 and 2013, we had accrued $0.3 million and $0.3 million, respectively, of interest expense and penalties.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2014	2013	2012
Balance as of January 1	$679	$679	$679
Additions for tax positions of prior years	--	--	--
Reductions for tax positions of prior years	--	--	--
Lapse of the applicable statute of limitations	--	--	--
Balance as of December 31	$679	$679	$679

It is reasonably possible that the amount of unrecognized tax benefits will change during the next twelve months due to the closing of the statute of limitations and that change, if it were to occur, could have a favorable or unfavorable impact on our results of operation.